       1940 Act Registration No. 811-07414

                     1933 Act Registration No. 033-56546

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20546

FORM N-1A

                                                    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            [X]

                    Pre-Effective Amendment No.

                                        [   ]

                    Post-Effective Amendment No.

                                                    [2 1 ]

and

                    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                [X]

                                           Amendment No.

                                        [2 6 ]

THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(Exact name of registrant as specified in Charter)

15 S. Raymond Avenue, Suite 200

Pasadena, California 91105

(Address of Principle Executive Offices and Zip Code)

626-844-1441

(Registrant's Telephone Number including Area Code)

Emile R. Molineaux, General Counsel

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

 (Name and Address of Agent for Service)

Please send copy of communications to:

JoAnn M. Strasser, Esq.

Thompson Hine LLP

312 Walnut Street , Suite 1400

Cincinnati, Ohio  45202

513-352 - 6725 ( phone )

513-241 - 4771 ( fax )

-----------

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/     /       immediately upon filing pursuant to paragraph (b)

/ X /      on June 29, 2009 pursuant to paragraph (b) /   / 60 days after filing pursuant to paragraph (a)(1)

/   /        on (date) pursuant to paragraph (a)(3)

/   /        75 days after filing pursuant to paragraph (a)(2)

/   /        on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/   /     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND THE MONTECITO FUND

The Santa Barbara Group

of Mutual Funds, Inc.

(the “Company”)

15 S. Raymond Avenue, Suite 200

Pasadena, California 91105

1-800-723-8637

PFW WATER FUND

CLASS A SHARES: PFWAX

CLASS C SHARES: PFWCX

THE MONTECITO FUND

   ALL SHARES: MONAX

PROSPECTUS

Dated

June 29 , 2009

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete and representation to the contrary is a crime.

TABLE OF CONTENTS

THE BASICS ABOUT THE FUNDS

2

                How Have the Funds Performed in the Past?

10

                Performance Bar Chart

11

FEES AND EXPENSES

15

Shareholder Fees

15

Annual Fund Operating Expenses

15

Example

15

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

17

Equity Security Risk

17

Debt Security Risk

17

Additional Investment Strategies and Risk Considerations

18

INVESTMENT ADVISORY SERVICES

18

Fund Manager

18

Portfolio Managers

18

HOW TO BUY AND SELL SHARES

1 9

Determination of Share Price

1 9

Share Classes

1 9

Sales Charges

1 9

Reducing Your Initial Sales Charge

20

Eliminating Your Class A Sales Charge

21

Class C Shares – PFW Water Fund

21

Factors to Consider When Choosing a Share Class

22

Distribution Fees

22

Minimum Investment Amounts

22

Opening and Adding to Your Account

23

Purchase by Mail

23

Wire Transfer Purchases

23

Purchases through Financial Service Organizations

24

Automatic Investment Plan

24

Telephone Purchases

24

Miscellaneous Purchase Information

25

How to Sell (Redeem) Your Shares

25

By Mail

25

Medallion Signature Guarantees

26

By Telephone

26

By Wire

26

Redemption at the Option of the Fund

26

Exchanging Fund Shares

27

Anti-Money Laundering and Customer Identification Programs

27

Frequent Purchases and Redemptions of Fund Shares

27

DIVIDENDS AND DISTRIBUTIONS

28

TAX CONSIDERATIONS

28

FINANCIAL HIGHLIGHTS

30

PRIVACY STATEMENT

37

THE BASICS ABOUT THE FUNDS

PFW Water Fund

The Fund’s Investment Objective Is: The Fund’s Principal Investment Strategies Are: The Principal Risks of Investing in the Fund Are:

•

long-term growth of capital.  Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.  PFW in the Fund's name refers to "Portfolio From Water."

•

under normal circumstances, to invest at least 80% of its assets in water-related companies.   Shareholders will be provided with at least 60 days' prior notice of any change in this policy.  For purposes of this 80% policy, a water-related company is a company that derives at least 50% of its income or profits from, or devotes at least 50% of its resources to the production or delivery of, water-related products or services.   Water-related products and services are those that influence the quality or availability of water, and may include, but are not limited to, any of the following activities:

            (i)  the production, collection, treatment and distribution of water to domestic and industrial users;

           (ii)  the purification, desalination, or disinfection of water;

           (iii)  the collection, treatment or disposal of domestic and industrial liquid wastes;

           (iv)  companies providing equipment, consulting and engineering services in connection with water.

•

The Fund's portfolio will be diversified among a wide range of industry classifications     following an investment theme related to water.

•

The Fund may invest in U.S. and foreign equity securities of all market capitalizations.  Equity securities include common stocks and convertible securities.

•

The Fund will invest primarily in equity securities of water-related companies that the portfolio manager believes will experience growth due to innovative products and services, a distinct competitive advantage, management changes, or redeployment of company assets to new opportunities. The Fund's portfolio securities will have some or all of the following characteristics:

           (i)   Accelerated earnings

           (ii)   Strong and improving fundamentals

           (iii)  Strong industry presence

           (iv)  Low institutional ownership or sponsorship

•

The Fund may invest up to 25% of its total assets in foreign securities, including American Depositary Receipts

•

The Fund may invest, under certain circumstances, in exchange-traded and closed-end funds for liquidity and pending  selection of portfolio securities

•

The Fund will sell a stock under one or more of the following conditions:

            (i)   when the company's business prospects have changed;

            (ii)  when a stock has reached its targeted value;

    (iii) when a stock has appreciated significantly and the portfolio manager believes that it is prudent to reduce the position and realize some of the gain.

•

Company Risk – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value, thereby causing the Fund to decline in value.

•

Foreign Security Risk – The Fund may invest in foreign securities, including American Depositary Receipts. Foreign securities may have greater risks than domestic securities due to differences in political, regulatory, accounting and economic conditions, exposure to currency fluctuations, less liquidity, less developed or efficient trading markets and less publicly available information.

•

General Risk – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•

Growth Risk – The Fund invests in companies considered to be growth-oriented companies. If the portfolio manager’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.  Over time, growth investing may go in and out of favor, which may cause growth-oriented funds to underperform when value investing is in favor.

•

Management Risk – The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

•

Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

•

Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

•

Water-Related Securities Risk- Investing in water-related companies may expose the Fund to additional risk because some of the companies in the Fund's portfolio can be affected by common economic trends or other changes.  Adverse developments in a particular industry that is water-related may significantly affect the value of other related industries and the Fund's shares.  Some companies involved in water related activities are subject to environmental considerations, changes in taxation and government regulation, price and supply fluctuations, changes in technology, competition and water conservation.  Unfavorable regulatory rulings, including structural changes to pricing and the competitive playing field, may affect the ability of companies engaged in one or more water related activities to produce favorable returns.

You can find more information about the Fund's investments and risks under the section, "Additional Information About Principal Investment Strategies and Risks" in this Prospectus.

The Montecito Fund

The Fund’s Investment Objective Is: The Fund’s Principal Investment Strategies Are: The Principal Risks of Investing In The Fund Are:

•

long-term growth of capital.

•

investing principally in the following three asset classes: equity securities, investment grade fixed income securities, and real estate and asset-based securities;

•

using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions;

•

investing, under certain circumstances, in exchange-traded and closed-end funds for liquidity and diversification purposes;

•

selling securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential;

•

achieving growth of capital through both income generation and capital appreciation.

•

Company Risk - Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value, thereby causing the Fund to decline in value.

•

Credit Risk - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•

General Risk - There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks.  The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in securities.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

•

Government Risk - The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

•

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

•

Management Risk - The portfolio manager may select investments that decline in value, or allocate the Fund’s investments to asset classes that do not perform well.

•

Prepayment Risk - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

•

Real Estate Securities Risk - The Fund's investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund's investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

•

REIT Risk.  In addition to the risks facing real estate securities, the Fund's investments in Real Estate Investment Trusts (“REITs”) generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

•

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

•

Small-Cap Risk - The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

•

Stock Market Risk - The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cycles may last for significant periods.

You can find more information about the Fund's investments and risks under the section, "Additional Information About Principal Investment Strategies and Risks" in this Prospectus.

HOW HAVE THE FUNDS PERFORMED IN THE PAST?

PFW Water Fund:

The bar chart and table set out below help show the returns and risks of investing in the PFW Water Fund (formerly known as The Bender Growth Fund in addition to the SBG Growth Fund).  The information in the bar chart and table reflect Fund performance by a previous investment sub- advisor using investment strategies that are different than those currently in effect.  The bar chart shows changes in the yearly performance of the Fund’s Class C shares over the past 10 calendar years.  The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For Class C Shares For Calendar Years Ending On December 31

During the period shown in the bar chart, the highest return for a quarter was 73.43% during the quarter ended December 31, 1999, and the lowest return for a quarter was (31.86)% during the quarter ended September 30, 2001. For the period January 1, 2009 through March 31, 2009, the PFW Water Fund’s Class C return was (15.56)%.

PERFORMANCE TABLE

PFW Water Fund

Average Annual Total Returns

(For the periods ended on December 31, 2008 )

	Past Year	Past 5 Years	Past 10 Years
Return before taxes
Class C (1)	-24.47%	-0.93%	3.54%
Return after taxes on distributions Class C (2)	-24.47%	-0.93%	3.44%
Return after taxes on distributions and sale of Fund shares Class C (3)	-15.90%	-0.79%	3.05%
S&P 500 ® Index (4)	-37.00%	-2.19%	-1.38%

	Past Year	Past 5 Years	Since Inception of the Fund (5)
Return before taxes
Class A (6)	-27.61%	-0.96%	4.12%
S&P 500 ® Index (4)	-37.00%	-2.19%	0.53%

(1)

The returns for all periods indicated for Class C shares reflect the imposition of a contingent deferred sales charge.

(2)

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(4)

S&P 500® Index is an unmanaged index of 500 large publicly-held companies that trade on major U.S. stock exchanges. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

(5)

The inception date for Class A shares is October 1, 1998.

(6)

The returns for Class A shares include the effect of the maximum applicable front-end sales charge.

The Montecito Fund:

The bar chart and table set out below help show the returns and risks of investing in the Montecito Fund. The bar chart shows changes in the Fund’s yearly performance over the lifetime of the Fund, and does not include the effect of the Fund’s front-end sales charge. If the effect of the front-end sales charge was reflected, returns would have been lower than those shown. The performance table compares the performance of the Fund over time to the performance of the S&P® 500 Index. The returns in the performance table include the effect of the front-end sales charge. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart For

Calendar Years Ending On December 31

During the period shown in the bar chart, the highest return for a quarter was 15.34% during the quarter ended June 30, 2003, and the lowest return for a quarter was (22.65)% during the quarter ended December 31, 2008. For the period January 1, 2009 through March 31, 2009,  the Montecito Fund’s return was (7.57)%.

PERFORMANCE TABLE

The Montecito Fund

Average Annual Total Returns

(For the periods ended on December 31, 2008 )

	Past Year	Past 5 Years	Since Inception of the Fund (1)
Return before taxes (2)	-34.93%	-4.04%	-3.15%
Return after taxes on distributions (2) (3)	-35.59%	-4.81%	-3.82%
Return after taxes on distributions and sale of Fund shares (2) ( [4] )	-22.30%	-3.54%	-2.80%
S&P 500 ® Index ( [5] )	-37.00%	-2.19%	-1.17%

(1)

The inception date for the Montecito Fund is April 15, 2002.

(2)

The return includes the effect of the maximum applicable front-end sales charge.

(3)

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4)

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

(5)

S&P 500 ® Index is an unmanaged index of 500 large publicly-held companies that trade on major U.S. stock exchanges. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the PFW Water Fund.

Shareholder Fees: (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of redempt0on proceeds)	NONE	1.00%(1)
Redemption Fee (2)	NONE	NONE

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)	CLASS A	CLASS C
Management Fees (3)	1.25%	1.25%
Distribution & Servicing (12b-1) Fees (4)	0.25%	1.00%
Acquired Fund Fees and Expenses (5)	0.02%	0.02%
Other Expenses ( [6] )	0.00%	0.00%
Total Annual Fund Operating Expenses	1.52%	2.27%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PFW Water Fund
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$ 721	$ 1,028	$ 1,356	$ 2,283
CLASS C	$ 333	$ 812	$ 1,318	$ 2,708

A maximum sales charge of 5.75% is included in the Class A share expense calculations, and a contingent deferred sales charge of 1.00% is included in the one-year fees for Class C shares.

(1)

Investments in Class C Shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year.

(2)

The Fund’s custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(3)

Management fees include separate fees for investment advisory services and for administrative services and are paid to the Fund Manager. Management fees are based on the actual fees for the fiscal year ended March 31, 2009 .  The Fund pays the Fund Manager an annual administrative service fee of 0.75% for each share class.  The Fund pays the Fund Manager an annual investment advisory fee of 0.50% for each share class.

(4)

Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.  Excluding the indirect costs of investing in any acquired funds, the Total Annual Fund Operating Expenses for Class A shares and Class C shares are 1.50% and 2.25%, respectively.

(6)

The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), underlying fund expenses, litigation expenses and other extraordinary expenses.

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Montecito Fund.

Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	NONE
Redemption Fee	NONE(1)

Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees (2)	0.94%
Distribution (12b-1) Fees (3)	0.25%
Acquired Fund Fees and Expenses(4)	0.02%
Other Expenses(5)	0.00%
Total Annual Fund Operating Expenses	1.21%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

The Montecito Fund
1 YEAR	3 YEARS	5 YEARS	10 YEARS
$691	$937	$1,202	$1,957

A maximum sales charge of 5.75% is included in the expense calculations.

(1)

The Fund’s Custodian may charge a fee (currently $10) on amounts redeemed and sent to you by wire transfer.

(2)

Management fees include a maximum fee of 0.30% for investment advisory services and 0.64% for administrative and other services. Both fees are paid to the Fund’s Manager.

(3)

Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)    The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or  to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.  Excluding the indirect costs of investing in any acquired fund, the Total Annual Fund Operating Expenses are 1.19%.

(5)

The Fund’s Manager is responsible for paying all the Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), underlying fund expenses, litigation expenses and other extraordinary expenses.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT

STRATEGIES AND RISKS

Equity Security Risk.  Each Fund's share price will fluctuate based on changes in the value of the securities in which it invests.  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time and tend to be more volatile than other investment choices.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses of by lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•

Convertible Security Risk. Each Fund may invest in convertible securities. Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. The main risk of these types of securities is credit risk, which is the risk of loss due to the creditworthiness of the issuer.

•

Foreign Security Risk. Each Fund may invest directly in foreign securities or in American Depositary Receipts.  Investments in foreign securities may involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as a result, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations that the portfolio manager considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

Debt Security Risk. The Montecito Fund invests in investment grade fixed income securities.  Each Fund may invest its excess cash in United States Government bonds, bills, and notes, corporate debt securities, including non-convertible preferred stock, and money market instruments and money market funds that invest in such instruments.  Each of these types of securities is a debt instrument. The primary risks of debt instruments are interest rate risk and credit risk. As interest rates generally rise, the value of debt instruments generally falls. The longer a debt instrument has until it matures, the more severely its price will change when interest rates change. Also, the value of a debt instrument can change due to a change in the creditworthiness of the issuer. A sudden deterioration in the financial condition of an issuer of a security or a deterioration in general economic conditions may cause the issuer to default on its obligation to pay interest and repay principal.  This could cause the value of a Fund's shares to decline.  The less creditworthy the issuer, the less desirable the security, and the lower its value.

Additional Investment Strategies and Risk Considerations

Temporary Defensive Positions. Under abnormal market or economic conditions, each Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. During times when a Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

Investment Objective.  The investment objective of the Montecito Fund may be changed without shareholder approval.   The investment strategy of the Montecito Fund is unrelated to the city of Montecito. The investment objective of the PFW Water Fund may not be changed without shareholder approval.

INVESTMENT ADVISORY SERVICES

Fund Manager

SBG Capital Management, Inc., 15 S. Raymond Avenue, Suite 200, Pasadena, California 91105, (the “Fund Manager”) serves as investment adviser to the Funds.  The Fund Manager is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds.

The Fund Manager has managed the Santa Barbara Group of Funds’ day-to-day business affairs under the general supervision of the Board of Directors since the PFW Water Fund’s inception.  For the fiscal year ended March 31, 2009 , the PFW Water Fund and the Montecito Fund paid the Fund Manager 0.50% and 0.30%, respectively, of their average daily net assets for its services as investment adviser.

Portfolio Managers

Neil D. Berlant is the portfolio manager of the PFW Water Fund and is responsible for the day-to-day management of the Fund.  Mr. Berlant joined the Fund Manager as a portfolio manager on June 1, 2007.  Mr. Berlant, a Partner at Crowell Weedon & Co. since January 2, 2008, manages individual investment accounts at Crowell Weedon & Co.  He was First Vice President, Managing Director of The Seidler Companies Incorporated (“Seidler”) from 2002 until 2006. Mr. Berlant has been involved in the investment banking industry since 1968.

Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.  Mr. Todd has been a Partner at Crowell Weedon & Co. since December 2006 and manages individual investment accounts at Crowell Weedon & Co.  Mr. Todd was a Senior Vice President of Seidler and a Portfolio Manager with Seidler Investment Advisors since early 2005 to November 15, 2006.  Prior to joining Seidler, Mr. Todd was employed by Sutro & Co. – RBC Dain Rauscher from 1998 to 2005 as a branch manager, Senior Vice President and Portfolio Manager.

The Company’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed and ownership of their managed Fund shares.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreements is available in the Funds’ semi-annual shareholder report for the most recent fiscal period ended September 30.

HOW TO BUY AND SELL SHARES

Determination of Share Price

Shares of the Funds are offered at each share’s public offering price (“POP”), which is net asset value (“NAV”) plus any applicable sales charges. NAV per share is calculated by adding the value of a Fund’s investments, cash and other assets, subtracting the Fund’s liabilities, and then dividing the result by the number of shares outstanding. Each Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fund Manager may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders. Each Fund’s per share NAV is computed on all days on which the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. eastern time.

Share Classes

The Montecito Fund offers only one class of shares.

The PFW Water Fund offers two classes of shares so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  The two classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.  Please read Factors to Consider When Choosing a Share Class for information about choosing the share class most appropriate for you.

Sales Charges

The Montecito Fund and Class A Shares of the PFW Water Fund

Shares of the Montecito Fund and Class A shares of the PFW Water Fund are offered at their public offering price, which is net asset value per share plus the applicable initial sales charge. The initial sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions. The following initial sales charges apply to your purchases of shares of the Montecito Fund and Class A shares of the PFW Water Fund:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Capital Research Brokerage Services, LLC, 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105 (the “Distributor”), the Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

The Funds permit you to reduce the initial sales charge you pay on shares of the Montecito Fund and Class A shares of the PFW Water Fund by using the Right of Accumulation or a Letter of Intent.  Each of these methods of reducing your initial sales charge is described below.  In taking advantage of each of these methods for reducing the initial sales charge you will pay, you may link purchases of the PFW Water Fund and the Montecito Fund, even if the shares are held in accounts with different financial services firms (such as a broker-dealer, investment adviser or financial institution).  It is your responsibility when investing to inform the Funds or your financial services firm that you would like to have the purchases linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  In calculating the appropriate initial sales charge for your purchases of Class A shares of the PFW Water Fund or shares of the Montecito Fund, you may add the value of shares of the Funds that you or a person listed below own in either Fund to the amount you currently are purchasing.  The Funds will combine the value of your current purchase of shares with the current market value or cost basis, whichever is higher, of the Class A or Class C shares of the Funds held in:

1.

All of your account(s);

2.

Joint account(s) with your spouse or domestic partner;

3.

Account(s) of your spouse or domestic partner;

4.

Account(s) of you children under age 21 who share your residential address;

5.

Trust or custodial accounts established by any of the individuals in (1) through (3) above; and

6.

Solely controlled business accounts.

To be entitled to the reduced initial charges, you must inform the Funds or your financial services firm of the existence of one or more of the accounts listed above prior to or at the time of purchase.  In order to verify your eligibility for a reduced initial sales charge, you may be required to provide documentation, such as account statements, a social security number or a taxpayer identification number, so that the Funds can verify the holdings in the accounts.  In addition, because you may be eligible for a reduced initial sales charge based on historical cost, you should retain any records necessary to substantiate such costs.  Shares purchased at net asset value without the imposition of a sales charge count toward your total for purposes of calculating the appropriate sales charge.

Letter of Intent:  You may qualify for a reduction in the sales charge on a current purchase of shares of the Montecito Fund and Class A shares of the PFW Water Fund by signing a Letter of Intent committing you to purchase a certain amount of shares of either Fund over the next 13 months.  Provided you meet the minimum initial investment requirement, you may purchase Class A shares of the PFW Water Fund and shares of the Montecito Fund and pay the same sales charge that you would have paid if all shares were purchased at once.  Calculations made to determine whether you have fulfilled your obligation under the Letter of Intent will be made on the basis of net amount invested.  At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent.  If you elect to include purchases made during the past 90 days toward the fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase that is counted toward fulfillment of your Letter of Intent.  Please note that the purchase price of these earlier purchases will not be adjusted.  You should inform the Funds or your financial services firm that you have a Letter of Intent each time you make an investment.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent is invested.  If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, the Funds will redeem a sufficient portion of the shares in the escrow account to make up the difference between the sales charges that would normally apply (based on the amount actually purchased) and the reduced sales charges previously paid (based on the amount you intended to purchase).

To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate sections of the Account Application or contact your financial services firm.  To determine whether you are eligible for these programs, please call 1-800-723-8637 or contact you financial services firm.  The Funds do not have a website where this information may be accessed.  These programs may be amended or terminated at any time

Eliminating Your Class A Sales Charge

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase shares of the Montecito Fund and Class A shares of the PFW Water Fund without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You also may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with The Santa Barbara Group of Mutual Funds (the "Company") or the Distributor. The Company has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed POP. Please see the Sub-Section entitled “Purchases through Financial Service Organizations” in the Prospectus for additional information relating to purchases made through these types of entities.

Class C Shares –PFW Water Fund

Class C Shares of the PFW Water Fund are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares pay an annual 12b-1 service fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of the value of your redemption if you redeem your shares within one year from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than one year prior to the redemption, and increases in the value of your shares.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the PFW Water Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “FEES AND EXPENSES” Section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Distribution Fees

The PFW Water Fund has adopted Distribution Plans (“12b-1 Plans”) for each share class, pursuant to which the Fund pays the Distributor a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund’s average daily net assets on all of its share classes, and a distribution fee of 0.75% per annum of the Fund’s average daily net assets on its Class C shares. The Distributor may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The Montecito Fund has adopted a 12b-1 Plan pursuant to which the Fund pays the Fund Manager a monthly fee of 0.25% per annum of the Fund’s average daily net assets for distribution and shareholder servicing. The Fund Manager may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

The 12b-1 Plans provide that the Funds may finance activities that are primarily intended to result in the sale of the Funds’ shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds’ transfer agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

Minimum Investment Amounts

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for a Fund’s shares if, in the Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$100
Coverdell ESAs	$500	$500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

*

Includes traditional IRAs, Roth IRAs and Simple IRAs.

**

Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Funds by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Funds through an automatic payment plan. Any questions you may have can be answered by calling the Company at 1-800-723-8637.

Purchase by Mail

To make your initial investment in a Fund, simply complete the Account Application included with this Prospectus, make a check payable to the appropriate Fund and mail the Application and check to:

PFW Water Fund	The Montecito Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2	4020 South 147th Street, Suite 2
Omaha, NE 68137	Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the appropriate Fund and mail the check to the above-mentioned addresses. Be sure to note your Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Funds’ transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day. If you do not indicate which share class you wish to purchase, Class A shares will be purchased for your account.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment in a Fund, please call the Fund at 800-723-8637 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of each Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by each Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of each Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Funds. You can take advantage of the Plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. Each Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Funds’ transfer agent at 1-800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Funds may revise or eliminate the ability to purchase Fund shares by phone or may charge a fee for such service, although the Funds do not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. Each Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of a Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Fund, each Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.  Each Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Sell (Redeem) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

PFW Water Fund		The Montecito Fund
c/o Gemini Fund Services, LLC	OR	c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2		4020 South 147th Street. Suite 2
Omaha, NE 68137		Omaha, NE 68137

The selling price of the shares being redeemed will be the applicable Fund’s per share net asset value next calculated after receipt of all required documents in ”good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

if you change the ownership on your account;

2.

when you want the redemption proceeds sent to a different address than is registered on the account;

3.

any redemption transmitted by federal wire transfer to your bank; and

4.

if a change of address request has been received by the Company or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Funds from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in each Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Funds or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Funds may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Funds’ custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option Of The Fund

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to each Fund of maintaining very small accounts.

Exchanging Fund Shares

You may exchange Class A shares of the PFW Water Fund for Class A shares of the Montecito Fund, and vice versa.  You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 4:00 p.m. eastern time.  The exchange is made at the Net Asset Value per share of each Fund next determined after the exchange request is received.  Generally, an exchange between Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a Fund's investment minimum or eligibility requirement.  The Funds do not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-800-723-8637, or by writing the appropriate Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

 Omaha, NE 68137

Before making an exchange request, you should read the section of this Prospectus about the Fund whose shares you would like to purchase by exchange. You can obtain a Prospectus by contacting your financial services firm, by calling 1-800-723-8637 or by writing the Fund at the above address.  Exchanges will be processed only if the Fund into which you are exchanging is registered in your state of residence.  The Company may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Funds, the Funds limit excessive exchange activity as described in “Frequent Purchases and Redemptions of Fund Shares.”  Your exchange privilege will be revoked if the exchange activity is considered excessive.     In addition, a Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA Patriot Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. A Fund may not be able to open your account or complete a transaction for you until the Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

Frequent Purchases and Redemptions of Fund Shares

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Frequent purchases and redemptions of Fund shares may result in the dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.    Each Fund discourages short-term traders and/ or market timers from investing in the Fund and does not accommodate frequent trading by Fund shareholders.  The Funds monitor purchase, redemption and exchange transactions in an attempt to detect market timing.  If excessive account activity is detected, an investor’s exchange privileges may be revoked or purchase order rejected.  The Board of Directors has adopted a policy establishing what constitutes excessive account activity. The Fund also reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if it considers the trading to be abusive.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. While a Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  Purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to detect market timing activity.  However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Fund s ’ market timing policies.   The Funds’ agreements with financial intermediaries require that the financial intermediary provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

DIVIDENDS AND DISTRIBUTIONS

Dividends paid by each Fund are derived from its net investment income. Net investment income will be distributed at least annually. Each Fund’s net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137.

TAX CONSIDERATIONS

Each Fund intends to continue to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of each Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the appropriate Fund may be required to withhold federal income tax as specified by the Internal Revenue Code (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in a Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund’s recent financial performance.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the various classes of shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights are from the Funds’ financial statements, which have been audited by the independent registered public accounting firm of Cohen Fund Audit Services, Ltd.  These financial highlights, along with other information concerning the Funds, are included in the Funds’ annual report, which is available without charge upon request.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 27.42	$ 26.43	$ 27.92	$ 22.89	$ 23.40

Income (Loss) From Operations:
Net investment income (loss)	0.10	0.18	(0.45)	(0.44)	(0.38)
Net gain (loss) from securities
(both realized and unrealized)	(8.26)	0.81	(1.04)	5.47	(0.13)
Total from operations	(8.16)	0.99	(1.49)	5.03	(0.51)

Distributions to shareholders from
net investment income	(0.06)	-	-	-	-

Net Asset Value,
End of Year	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89

Total Return (b)	(29.79)%	3.75%	(5.34)%	21.97%	(2.18)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 9,896	$ 10,882	$ 1,815	$ 3,146	$ 3,773
Ratio of expenses
to average net assets	1.50%	1.54%	1.86%	1.85%	1.85%
Ratio of net investment income
(loss) to average net assets	0.43%	0.65%	(1.78)%	(1.76)%	(1.68)%
Portfolio turnover rate	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 25.92	$ 25.25	$ 27.07	$ 22.48	$ 23.25

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.15)	(0.78)	(0.74)	(0.64)
Net gain (loss) from securities
(both realized and unrealized)	(7.77)	0.82	(1.04)	5.33	(0.13)
Total from operations	(7.85)	0.67	(1.82)	4.59	(0.77)

Net Asset Value,
End of Year	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48

Total Return (b)	(30.29)%	2.65%	(6.72)%	20.42%	(3.31)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 2,350	$ 3,617	$ 4,800	$ 12,893	$ 14,294
Ratio of expenses
to average net assets	2.25%	2.70%	3.31%	3.11%	3.03%
Ratio of net investment loss
to average net assets	(0.35)%	(0.57)%	(3.22)%	(3.02)%	(2.86)%
Portfolio turnover rate	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	The Montecito Fund

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 10.32	$ 11.57	$ 10.74	$ 10.24	$ 10.01

Income (Loss) From Operations:
Net investment income	0.23	0.38	0.26	0.19	0.04
Net gain (loss) from securities
(both realized and unrealized)	(3.69)	(0.67)	1.05	0.40	0.19
Total from operations	(3.46)	(0.29)	1.31	0.59	0.23

Distributions to shareholders from
Net investment income	(0.27)	(0.38)	(0.25)	(0.09)	-
Net realized capital gains	-	(0.51)	(0.23)	-	-
Return of Capital	-	(0.07)		-	-
Total distributions	(0.27)	(0.96)	(0.48)	(0.09)	-

Net Asset Value,
End of Year	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24

Total Return (b)	(34.08)%	(2.88)%	12.33%	5.82%	2.30%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 8,204	$ 12,697	$ 11,987	$ 7,333	$ 178
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	2.74%	3.33%	2.42%	1.82%	0.39%
Portfolio turnover rate	58%	71%	33%	68%	120%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY STATEMENT

(This Statement is separate from the Funds’ Prospectus)

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

THE SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND THE MONTECITO FUND c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha NE 68137 Investment Company Act No. 811-07414

FOR MORE INFORMATION

Additional information about each Fund’s investments is available in the Annual and Semi-Annual Report to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the previous fiscal year. The Annual and Semi-Annual Reports are available without charge by calling the Funds. You may also get additional information concerning the Funds from the sources listed below:

Statement of Additional Information (SAI) - The SAI contains more detailed information on all aspects of the Funds, including policies and procedures relating to the disclosure of the Fund’s portfolio holdings. A current SAI, dated June 29, 2009 ,, has been filed with the SEC and is incorporated by reference into this Prospectus. To request a free copy of the SAI, or the Funds ’ latest Annual Report, please contact the Funds at:

The Santa Barbara Group of Mutual Funds, Inc.

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

800-723-8637

The Funds currently do not have a website.

A copy of your requested document(s) will be mailed to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, DC 20549-0102.

PFW WATER FUND

THE MONTECITO FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Investment Company Act No.

811-07414

PFW WATER FUND

and

MONTECITO FUND

Each a Series of

The Santa Barbara Group of Mutual Funds, Inc.

15 S. Raymond Avenue, Suite 200

Pasadena, California 91105

1-800-723-8637

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Prospectus of the PFW Water Fund and the Montecito Fund dated June 29, 2009. This SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended March 31, 2009 . You may obtain a copy of the Prospectus or Annual Report, free of charge, by writing to the Santa Barbara Group of Mutual Funds, Inc., c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling 1-800-723-8637.

The current Prospectus for the PFW Water Fund and the Montecito Fund is incorporated herein by reference for all purposes, and all defined terms in the Prospectus have the same meanings and are used in this SAI for the same purposes.

TABLE OF CONTENTS

About the Funds	3
Investment Policies	3
Investment Restrictions	15
Disclosure of Portfolio Holdings	18
Fund Manager	19
Operating Services Agreement	20
Directors and Officers	21
Compensation of Directors	23
Control Persons and Principal Holders of the Fund	24
Proxy Voting Policies and Procedures…………………………….	24
Purchasing and Redeeming Shares	25
Tax Information	26
Custodian	28
Custody Administrator…………………………………………….	28
Transfer Agent	28
Administration	28
Compliance Services………………………………………………	29
Portfolio Managers	29
Brokerage Allocation and Portfolio Transactions	31
Distributor	31
Independent Registered Public Accounting Firm	32
Distribution Plans	32
Financial Statements	34
Appendix A	35

ABOUT THE FUNDS

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), an open-end investment management company, currently comprised of the PFW Water Fund (formerly known as the SBG Growth Fund from June 1, 2007 until July 31, 2007 and as the Bender Growth Fund prior to June 1, 2007) and The Montecito Fund (each a “Fund,” together the “Funds”), was incorporated in Maryland on December 30, 1992.  "PFW" in the PFW Water Fund's name refers to "Portfolio From Water." The affairs of the Company are managed by the Company’s Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to each Fund, including agreements with each Fund’s custodian, transfer agent, investment adviser and administrator.  All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract contradicts such statutes, the contract would be unenforceable.

The Board of Directors has the power to designate one or more series of shares of common stock and to classify or reclassify any unissued shares with respect to such series (each series is commonly known as a mutual fund).  Currently, there are two series being offered by the Company.  Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Company will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940, as amended (“1940 Act”).  Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the 1940 Act.

Pursuant to Rule 17j-1 under the 1940 Act, the Company, the investment adviser to the Funds and the Funds’ principal underwriter have each adopted a Code of Ethics that governs certain personal investment activities of a person having access to investment information of the Funds.  The Code of Ethics places limits on personal securities transactions for certain persons, and places strict reporting requirements on these people if they effect a personal securities transaction in a security in which a Fund invests.  You may obtain a copy of the code from the Securities and Exchange Commission.

INVESTMENT POLICIES

Each Fund’s investment objective and the manner in which each Fund pursues its investment objectives are generally discussed in the Prospectus.  This section provides additional information concerning the Funds’ investments and their investment restrictions.

Each Fund is a diversified Fund, meaning that as to 75% of the Fund’s assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss.

The PFW Water Fund’s investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority of the Fund’s outstanding shares.  As used in this SAI and the Prospectus, a “majority of the Fund’s outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.  The Montecito Fund’s investment objective is not a fundamental policy and may be changed without shareholder approval.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this Statement of Additional Information entitled MORTGAGE-BACKED SECURITIES.

COMMERCIAL PAPER

Each Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Funds may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

FOREIGN SECURITIES

The PFW Water Fund may invest up to 25% and the Montecito Fund may invest up to 15% of the value of their respective total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

BORROWING

Each Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.  Neither Fund will purchase portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed.  If a Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  Each Fund may, in connection with permissible borrowing, pledge securities owned by the Fund as collateral.

EXCHANGE TRADED FUNDS

Each Fund may invest in a range of exchange-traded funds ("ETFs").

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund Manager believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although each Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, a Fund may only invest up to 5% of its total assets in the securities of any one investment company (the “5% Limitation”), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “10% Limitation”).

However, each Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.  In addition, each Fund may rely on Rule 12d1-1, which allows a Fund to invest in money market funds without limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds, or the Fund's adviser waives its advisory fees in an amount necessary to offset any sales charge or service fee.

EQUITY SECURITIES

Each Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund Manager.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

CORPORATE DEBT SECURITIES

Each Fund may invest in corporate debt securities.  Corporate debt securities are bonds, non-convertible preferred stock that have fixed dividends and give the issuer the right to redeem the stock at a specified date and price, and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

The Montecito Fund will invest only in investment grade debt securities.  The Fund Manager  considers corporate debt securities to be of investment grade quality if they are rated in the investment grade categories by S&P or Moody’s Investors Services, Inc. ("Moody’s"), or if unrated, are determined by the Fund Manager to be of comparable quality.

REPURCHASE AGREEMENTS

The Funds may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Funds require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Funds could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund Manager to be creditworthy.  The Fund Manager  monitors the creditworthiness of the banks and securities dealers with which the Funds engages in repurchase transactions.  The Funds may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, including fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

ILLIQUID AND 144A SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Manager may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Manager will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Manager will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Manager determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Manager to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

MORTGAGE-BACKED SECURITIES

The Montecito Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by U.S. governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.    The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans issued by the U.S. government or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (“Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles its registered holder to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the "FHLB Act").  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

STRIPS

The Montecito Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities).  The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Montecito Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

The Montecito Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a  REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

INVESTMENT RESTRICTIONS

The PFW Water Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities.  The Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

2.

invest more than 5% of the Fund’s assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

3.

borrow money or issue senior securities (as defined in the 1940 Act) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i) not exceeding 33 1/3% of its total assets;

4.

pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above;

5.

make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations;

6.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

7.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein);

8.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; and

9.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the PFW Water Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.  invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable;

2.  invest in warrants if at the time of acquisition more than 5% of its net assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange.  For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

80% NONFUNDAMENTAL INVESTMENT POLICY FOR THE PFW WATER FUND:

The PFW Water Fund has adopted a nonfundamental 80% investment policy that may be changed by the Board of Trustees without shareholder approval.  Shareholders will be provided with at least 60 days' prior notice of any change in the Fund's nonfundamental investment policy.  The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy."  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

The PFW Water Fund's 80% nonfundamental investment policy is, "Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in water-related companies."

The Montecito Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities.  The Montecito Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.

underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

Additional investment restrictions adopted by the Montecito Fund, which may be changed by the Board of Directors, provide that the Fund may not:

1.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management;

2.

invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; or

3.

mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

 With the exception of the restriction on borrowing, if a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

DISCLOSURE OF PORTFOLIO HOLDINGS

No sooner than 60 days after the end of each fiscal quarter, the Funds will make available to each shareholder upon request a complete schedule of their portfolio holdings, as of the end of the previous fiscal quarter. The Funds have an ongoing arrangement to provide portfolio holdings information to rating agencies such as Lipper and Morningstar, with the understanding that such holdings will be posted or disseminated to the public by the rating agency at any time.  Portfolio holdings information will be provided to rating agencies at the same time that it is provided to shareholders, that is, at least 60 days after the end of each fiscal quarter.

The Funds also have ongoing relationships with their service providers to release portfolio holdings information on a daily basis in order for those parties to perform duties on behalf of the Fund.  These third party servicing agents are the Fund Manager, Transfer Agent, Distributor and  Custodian as these terms are defined in this Statement of Additional Information.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  The Funds will provide portfolio information to service providers only when there is a legitimate business reason for the disclosure and the information is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Funds believe, based upon their size and operations, that these are reasonable procedures to protect the confidentiality of the Funds’ portfolio holdings and will provide sufficient protection against personal trading based on the information.  Neither the Funds nor their service providers (other than the Fund Manager as specified below) may provide material information regarding the Funds’ portfolio holdings to third parties not mentioned above.

The Fund Manager may disclose information to broker-dealers as desirable for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of securities.  In addition, the information may be disclosed to broker-dealers so that they may assist the portfolio managers with trading such securities.

The Funds are prohibited from entering into any arrangements with any person to disclose information about the Funds’ portfolio holdings without the specific approval of the Co-Presidents of the Company.  Such disclosure may be made only when the Company has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement.  For example, disclosure may be made to a newly hired sub-adviser prior to commencement of its duties.  The Fund Manager must submit any proposed arrangement pursuant to which the Fund Manager intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund Manager, or any affiliated person of the Fund, or the Fund Manager. Additionally, the Funds, the Fund Manager, and any affiliated persons of the Fund Manager, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

FUND MANAGER

SBG Capital Management, Inc. (the “Fund Manager”) is organized under the laws of the State of California as an investment advisory corporation, and is registered as an investment adviser with the Securities and Exchange Commission.  The Fund Manager manages the general business affairs and the investment operations of the Funds pursuant to investment advisor agreements with the Company dated September 30, 1998 for the PFW Water Fund, and dated April 1, 2002 for the Montecito Fund (the “Advisor Agreements”).  John P. Odell and Steven W. Arnold are officers and controlling shareholders of the Fund Manager, as well as Directors of the Company.  Accordingly, each of those persons is considered an “affiliated person” of the Company, as that term is defined in the 1940 Act.

The Advisor Agreements

Under the Advisor Agreement for the PFW Water Fund, the Fund Manager is paid a monthly fee at an average annual rate of 0.50% of the Fund’s net assets.  For its fiscal years ending March 31, 2007, 2008 and 2009, the Fund paid $90,554, $69,662 and $78,352, respectively, in advisory fees to the Fund Manager.

Under the Advisor Agreement for the Montecito Fund, the Fund Manager is paid a monthly fee at an annual rate of 0.30% of the first $100 million of the Fund’s average daily net assets, and 0.25% on average daily net assets in excess of $100 million.  For the fiscal years ending March 31, 2007, 2008 and 2009, the Fund paid $28,198, $38,731 and $31,669 in advisory fees to the Fund Manager.

Under the terms of the Advisor Agreements, the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors. Neil D. Berlant is the portfolio manager responsible for the day-to-day management of the PFW Water Fund.  Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.

Each Advisor Agreement provides that the Fund Manager will not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Fund Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisor Agreement.

Each Advisor Agreement has an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually:

(i)

by the vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and

(ii)

by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

Each Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreements provide that the Fund Manager may delegate responsibility for the management of a Fund to a sub-advisor.

The PFW Water Fund

Prior to June 1, 2007, the PFW Water Fund was known as the Bender Growth Fund and was sub-advised by Robert Bender & Associates, Inc. ("Bender & Associates").  Pursuant to an Investment Sub-Adviser Agreement dated September 30, 1998, Bender & Associates was entitled to receive a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets from the Fund Manager.  Pursuant to an Expense Reduction Agreement dated may 20, 2005, Bender & Associates had agreed that no monthly fees would be paid to Bender & Associates for the first $10 million in average daily net assets and that, effective August 1, 2005, Bender & Associates would receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate daily net assets greater than $10,000,000.  For the fiscal years ended March 31, 2007 and 2008, Bender & Associates received $29,740 and $2,079, respectively from the Fund Manager. The sub-advisory agreement between the Fund Manager and Bender & Associates was not renewed and the Fund Manager began managing the Fund without a sub-advisor on June 1, 2007.

The Montecito Fund

From November 1, 2005 to November 15, 2006, the Montecito Fund was sub-advised by Seidler Investment Advisors Incorporated ("Seidler"), which was entitled to receive a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets from the Fund Manager.  Seidler had agreed that it would receive no monthly fee on the first $10 million in average daily net assets, but would receive a monthly fee at an annual rate of 0.25% on the first $10 million in average daily net assets once the Fund’s average daily net assets exceeded $70 million. For the fiscal period ended and March 31, 2007, Seidler did not receive any sub-advisory fees from the Fund Manager.

OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Fund Manager (“Services Agreement”) dated September 30, 1998, as amended August 1, 2007.  Under the terms of the Services Agreement, the Fund Manager, provides, or arranges to provide, day-to-day operational services to the Funds including, but not limited to:

1.	accounting	6.	custodial
2.	administrative	7.	fund share distribution
3.	legal	8.	shareholder reporting
4.	dividend disbursing and transfer agent	9.	sub-accounting, and
5.	registrar	10.	record keeping services

Under the Services Agreement, the Fund Manager may, with the Company’s permission, employ third parties to assist it in performing the various services required of the Funds.  The Fund Manager is responsible for compensating such parties.

Under the Services Agreement, for administrative services rendered to the PFW Water Fund by the Fund Manager, the PFW Water Fund pays the Fund Manager 0.75% annually on net assets.  Prior to August 1, 2007, the PFW Water Fund paid the Fund Manager the following fees: 1.10% annually on Class A net assets 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For its fiscal years ended March 31, 2007, 2008 and 2009, the PFW Water Fund paid the Fund Manager service fees of $287,092, $137,757 and $117,530, respectively.  These amounts include fees paid by the PFW Water Fund to the Fund Manager for administrative services rendered in connection with the Fund’s Class Y shares, sales of which were suspended on April 30, 2008.  Under the Services Agreement, for administrative services rendered to the Montecito Fund by the Fund Manager, the Montecito Fund pays the Fund Manager 0.64% annually on net assets.  For the fiscal years ended March 31, 2007, 2008 and 2009, the Montecito Fund paid the Fund Manager a service fee of $60,157, $82,627 and $67,559, respectively.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Funds are managed by the Fund Manager, subject to the bylaws of the Company and review by the Board of Directors.  The Directors of the Company, including those Directors who are also officers, are listed below.

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director
Disinterested Directors:
Harvey A. Marsh Age: 70 c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105	Director since 1998	Retired (2006- present); Self-employed Financial Consultant ( 2001-present).	2	None
Wayne F. Turkheimer Age: 56 c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105	Director since 1998	Attorney in sol e practice since 1986, specializing in general business, probate and estate law.	2	None
Glory I. Burns Age: 56 c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105	Director since 1998	Senior Vice President/ Portfolio Manager of First Western Trust Bank, Northern Colorado since July 2007; Professor at Colorado State University (1991-2007).	2	None

Interested Directors:
Steven W. Arnold [2] Age: 5 3 SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105	Director &Co-Chairman of the Board since 1996; Treasurer and Co-President of the Funds since 1996	Co-President of SBG Capital Management, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None
John P. Odell [2] Age: 4 3 SBG Capital Management, Inc. 15 S. Raymond Avenue Suite 200 Pasadena, CA 91105	Director & Co-Chairman of the Board since 1998; Co-President and Secretary of the Funds since 2002	Co-President of SBG Capital Management, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.	2	None

Principal Officer Who Is not a Director:
Michael J. Wagner Age: 57 Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788	Chief Compliance Officer since August 2006

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- 2008 ).

		N/A	N/A

1 Directors serve on the Board of Directors for an indefinite term.

2 Steven W. Arnold and John P. Odell, are both deemed to be interested persons of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s Fund Manager.

COMPENSATION OF DIRECTORS

Each Independent Director currently receives a fee of $250 for each Board meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2009 .

Name of Director	Compensation from Fund Complex	Pension Benefits	Annual Benefits	Total Compensation Paid to Director

Harvey Marsh	$ 750	$0.00	$0.00	$ 750

Wayne Turkheimer	$1,000	$0.00	$0.00	$1,000

Glory Burns	$ 500	$0.00	$0.00	$ 500

The Company's audit committee consists of Harvey Marsh, Wayne Turkheimer, and Glory Burns.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund's financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund's independent auditors and the full Board of Directors.  The audit committee held two meetings during the fiscal year ended March 31, 2009 .

The following table provides information regarding shares of the Funds owned by each Director as of December 31, 2008 .

Name	Dollar Range of Shares in The Water Fund	Dollar Range of Shares in the Montecito Fund	Aggregate Dollar Range of Shares in the Complex
Steven Arnold	$0	$ 10,001-$50,000	$ 10,001-$50,000
Glory Burns	$0	$0	$0
Harvey Marsh	$0	$0	$0
John Odell	$1-$10,000	$ 10,001-$50,000	$ 10,001-$50,000
Wayne Turkheimer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF THE FUND

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act.

As of June 15, 2009 , the Directors and Officers owned, as a group, less than 1% of the PFW Water Fund and less than 1% of the Montecito Fund. As of June 15, 2009 , the following persons owned, beneficially or of record, 5% or more of a class of shares of a Fund.

Name of Shareholder	Share Class Owned	% Of Share Class Owned	% Of Total Fund Shares Owned

Schwab-Bender	PFW Water Fund –Class A	10.28%	8.27%
101 Montgomery Street
San Francisco, CA 94104-4222

John F. Wilson	Montecito Fund – Class A	5.4 9%	5.49%
P.O. Box 278
Rancho Mirage, CA 92270

Crowell, Weedon & Co.	Montecito Fund – Class A	9.89%	9.89%
624 S. Grand Avenue, Ste. 2510
Los Angeles, CA 90017

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund’s outstanding common shares.  The Company’s bylaws contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Company has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund Manager.  The Fund Manager will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Fund Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Fund Manager or an affiliated person of the Fund Manager.  In such a case, the Company’s policy requires that the Fund Manager abstain from making a voting decision and to forward all necessary proxy voting materials to the Company to enable the Board of Directors to make a voting decision.  When the Board of Directors is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon will be permitted to participate in the decision of how the Fund’s vote will be cast.

The Fund Manager's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PURCHASING AND REDEEMING SHARES

Information concerning purchasing and redeeming shares of the Funds is contained in the Prospectus.  Upon request, the initial sales load is waived for the officers and Directors (and immediate family members of the officers and Directors) of the Company, and for employees (and immediate family members of employees) of the advisers, distributor, transfer agent, fund accountant, administrator, and their respective affiliates. In addition, please note that dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Neither Fund will issue stock certificates evidencing shares.  Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares.

Redemptions will be made at net asset value ("NAV").  Each Fund’s NAV is determined on days on which the New York Stock Exchange is open for trading.  For purposes of computing the NAV of a share of each of the Funds, securities traded on national security exchanges or on the NASDAQ National Market System, for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities or, lacking any reported sales on that day, at the most recent bid quotations.  Securities for which current market quotations are not readily available are valued at estimated fair market value as determined in good faith by the Fund Manager, subject to the review and supervision of the Board of Directors.  Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.  The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

Each Fund is open for business on each day that the New York Stock Exchange (“NYSE”) is open.  The Fund’s share prices or NAV is normally determined as of 4:00 p.m., Eastern time.  Each Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

TAX INFORMATION

The Funds have qualified, and intend to continue to qualify, as regulated investment companies under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on their capital gains and net investment income currently distributed to their shareholders.  To qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, that Fund will not be subject to federal income tax on the income so distributed.  However, that Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income.  Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held.  Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes.  A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost.  However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder.  Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received.  However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by either Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of that Fund’s shares.  Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  Each investor should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in either of the Funds.

Dividends.  A portion of each Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the particular Fund’s income is derived from qualifying dividends.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of each Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  Short-term capital gains are distributed as dividend income.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution.  Long-term capital gains earned by each Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares.  If a shareholder receives a long-term capital gain distribution on shares of either Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.  Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains.

Capital Loss Carryforwards.  As of March 31, 2009 , the PFW Water Fund and the Montecito Fund had, for federal income tax purposes, capital losses which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below :

	2010	2011	2012	2013	2017	Total
PFW Water Fund	$1,608,244	$1,784,760	$3,197,676	$3,160,562	-	$9,751,242
The Montecito Fund	-	-	-	-	$595,747	$595,747

CUSTODIAN

The Bank of New York Mellon, (“BNY”), One Wall Street, New York, NY 10286, acts as custodian for the Funds.  As such, BNY holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  BNY does not exercise any supervisory function over management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with BNY, the Administrator serves as custody administrator on behalf of the Funds, and performs certain tasks on behalf of BNY, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Company. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

ADMINISTRATION

GFS also acts as Administrator to the Funds pursuant to a written agreement with the Company.  GFS supervises all administrative aspects of the operations of the Funds except those performed by the Fund Manager.  As administrator, GFS is responsible for:

(1)

calculating each Fund’s NAV;

(2)

preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act;

(3)

preparing financial statements contained in reports to stockholders of the Funds;

(4)

preparing the Funds' federal and state tax returns;

(5)

preparing reports and filings with the Securities and Exchange Commission;

(6)

preparing filings with state Blue Sky authorities; and

(7)

maintaining each Fund’s financial accounts and records.

For the services to be rendered as administrator, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of each Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month.  For its fiscal years ended March 31, 2007, 2008 and 2009, the Fund Manager paid GFS $98,504, $138,556 and $52,786, respectively. Under the Services Agreement, the Fund Manager is responsible for paying the fees to GFS.

COMPLIANCE SERVICES

Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC, ("NLCS”) an affiliate of GFS, provides a Chief Compliance Officer to the Company.  Under the terms of the Agreement, NLCS is paid an annual fee by the Fund Manager, and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

Neil D. Berlant is the portfolio manager of the PFW Water Fund and has been responsible for the day-to-day management of the Fund since June 1, 2007. As of March 31, 2009 , Mr. Berlant was responsible for the management of the following types of accounts in addition to the PFW Water Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Neil D. Berlant
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	140	$58.5 million	N/A	N/A

Blake T. Todd is the portfolio manager of the Montecito Fund and has been responsible for the day-to-day management of the Fund since November 1, 2005. As of March 31, 2009, , Mr. Todd was responsible for the management of the following types of accounts in addition to the Montecito Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Blake T. Todd
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	41	$14 million	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by the Fund Manager may manage numerous accounts for multiple clients for which the Fund Manager  also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by the Fund Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by the Fund Manager involves the execution of portfolio trades for clients.  The Fund Manager uses systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.

In addition, each portfolio manager is also a registered representative of the brokerage firm Crowell Weedon & Co. and makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  This may create potential conflicts of interests that may cause the portfolio manager to recommend to his brokerage clients purchases of shares of his managed Fund since each portfolio manager is compensated by the Fund Manager based on a percentage of his managed Fund's assets.  This may also create potential conflict of interests if the portfolio manager selects a security for purchase by his managed Fund and simultaneously recommends that the same security be sold by his brokerage client, due to different investment goals between the managed Fund and the brokerage client.   If any potential conflicts of interest arise between the managed Fund and the managed brokerage accounts, the portfolio managers will proceed in a manner that ensures that their managed Fund will not be materially treated less favorably.

Compensation

Mr. Berlant and Mr. Todd’s compensation is based on a percentage of the applicable Fund’s assets over $10 million.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the PFW Water Fund and the portfolio manager of the Montecito Fund as of March 31, 2009 :

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Neil D. Berlant	$10,001-$50,000
Blake T. Todd	$100,001-$500,000

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors, the Fund Manager is responsible for investment decisions and for the execution of each Fund’s portfolio transactions.  The Funds have no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, the Fund Manger seeks to obtain the best price and execution for its transactions.  While the Fund Manager generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, the Fund Manager may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Fund Manager.  Information so received will be in addition to and not in lieu of the services required to be performed by the Fund Manager under its Advisor Agreement and the expenses of the Fund Manager will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and the Fund Manager, the Fund Manager has advised that such information is, in its opinion, only supplementary to the Fund Manager’s own research activities and the information must still be analyzed, weighed and reviewed by the Fund Manager.  During the fiscal years ended March 31, 2007, 2008 and 2009, the PFW Water Fund paid brokerage commissions of $21,923, $28,345 and $14,522, respectively.  During the fiscal years ended March 31, 2007, 2008 and 2009, the Montecito Fund paid brokerage commissions of $4,180, $21,504 and $7,267, respectively.

The Funds will not purchase securities from, or sell securities to, the Fund Manager or its affiliates.  The Fund Manager may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Fund Manager may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

It is anticipated that the PFW Water Fund’s annual portfolio turnover rates will not exceed 100%.  However, the PFW Water Fund's portfolio turnover may be higher during the current fiscal year due to the new portfolio manager, new investment strategies and expectations of significant inflows to the Fund from net purchases of Fund shares.  The Montecito Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Funds.

DISTRIBUTOR

Capital Research Brokerage Services, LLC (the “Distributor") located at 15 S. Raymond Avenue, Suite 200,  Pasadena, CA 91105, acts as principal underwriter for the Funds.  The Distributor facilitates the registration of each Fund’s shares under state securities laws and assists in the sale of shares.  The Distributor is compensated by the Fund Manager for its services to the Funds under a written agreement for such services.  For the fiscal years ended March 31, 2007, 2008 and 2009, the Distributor received $18,527, $8,400 and $9,100, respectively from the Fund Manager for underwriting services provided to the Funds.

The following table represents all commissions and other compensation received by the Distributor, who is an affiliated person of the Funds, during the fiscal year ended March 31, 2009 :

Name of Principal Underwriter	Net Underwriting Discounts And Commissions	Compensation On Redemption And Repurchases	Brokerage Commissions	Other Compensations(1)
Capital Research Brokerage Services, LLC	$ 20,302	$0	$ 8,645	$ 8,400

(1)  This amount includes a monthly minimum fee of $700, which Capital Research Brokerage Services, LLC, receives from the Fund Manager for acting as distributor to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 serves as the Company's independent registered public accounting firm and audited the Funds’ financial statements for its fiscal year ended on March 31, 2009 and has been selected to again serve in that capacity for the Funds’ fiscal year ending March 31, 201 0.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) whereby each Fund pays 0.25% per annum of that Fund’s average daily net assets for each of its share classes for shareholder servicing activities. Under its Plan, the PFW Water Fund pays an additional 0.75% per annum of that Fund’s average daily net assets for its Class C shares.   Under the Plan adopted by the PFW Water Fund, the fee is paid to the Distributor.  Under the Plan adopted by the Montecito Fund, the fee is paid to the Fund Manager.  The fees are used by the Fund Manager and Distributor to compensate dealers and others for providing services relating to the distribution of that Fund’s shares.  The fees are paid on a quarterly basis, based on each Fund’s average daily net assets attributable to the applicable class of shares.

Pursuant to the respective Plan, the Fund Manager or Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the applicable Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by the Fund Manager or Distributor without any additional payments by the Funds.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Fund Manager or Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that each Fund, the Fund Manager, other parties on behalf of either of the Funds, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by each Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plans.  In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plans have been approved by the Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act.  The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Directors be done by the non-interested Directors.  The Plans may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of each Fund, or any class of a Fund with respect to the provisions of the Plan affecting that class. The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund’s outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Fund Manager and the Distributor are required to report in writing to the Board of Directors of each Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

During the fiscal year ended March 31, 2009, the PFW Water Fund and the Montecito Fund paid $62,381 and $26,390 respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $30,800, Class Y shares - $641 (1) and Class C shares - $30,940.  The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2009 were spent in approximately the following ways: (i) 11% as compensation to the Fund Manager and the Distributor and (ii) 89% as compensation to broker-dealers. During the fiscal year ended March 31, 2008, the PFW Water Fund and the Montecito Fund paid $65,502 and $32,276, respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $15,889, Class Y shares - $8,662(1) and Class C shares - $40,951.  The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2008 were spent in approximately the following ways: (i) 11% as compensation to the Fund Manager and the Distributor and (ii) 89% as compensation to broker-dealers.   During the fiscal year ended March 31, 2007, the PFW Water Fund and the Montecito Fund paid $115,471 and $23,499, respectively in 12b-1 Fees. The PFW Water Fund's 12b-1 fees were paid as follows:  Class A shares - $6,121, Class Y shares - $15,815 and Class C shares - $93,535.   The Fund Manager and the Distributor estimate that the amounts paid under the Plan for the fiscal year ended March 31, 2007 were spent in approximately the following ways: (i) 13% as compensation to the Fund Manager and the Distributor and (ii) 87% as compensation to broker-dealers.

FINANCIAL STATEMENTS

The financial statements of the Funds’ for the year ended March 31, 2009 and the registered independent public accountant’s report dated June 1, 2009 are incorporated herein by reference.  The Company will provide the Annual Report without charge upon request in writing or by telephone.

(1)  The sale of Class Y shares of the PFW Water Fund was suspended on April 30, 2008.

APPENDIX A

SBG CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted May 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SBG Capital Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term “sunset” provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders, (iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-723-8637.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

PART C

OTHER INFORMATION

Item 23  Exhibits

(a)  Articles of Incorporation

(a)(1) Articles of Incorporation are incorporated by reference to Initial Registration Statement, filed on December 30, 1992.

(a)(2) Form of Articles Supplementary in respect to the Montecito Fund is incorporated by reference to Post-Effective Amendment No. 12, filed on May 31, 2002.

(a)(2) Form of Articles Supplementary in respect to the name change of The Bender Growth Fund to SBG Growth Fund is incorporated by reference to Post-Effective Amendment No. 24 filed on July 30, 2007.

(a)(2) Form of Articles Supplementary in respect to the name change of the SBG Growth Fund to the PFW Water Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on July 28, 2008.

(b) Bylaws of Registrant

      Amended Bylaws are incorporated by reference to Post-Effective Amendment No. 15, filed on June 2, 2005.

(c) Instruments Defining Rights of Shareholders

None

(d) Investment Advisory Agreements

(d)(1) Investment Advisory for the Bender Growth Fund (now known as the PFW Water Fund) is incorporated by reference to Definitive Proxy, filed on September 1, 1998.

(d)(2) Investment Advisory Agreement for the Montecito Fund is incorporated by reference to Post-Effective Amendment No.11, filed on April 5, 2002.

 (e) Underwriting Contracts

      Incorporated by reference to Definitive Proxy, filed on September 1, 1998

Distribution Agreement made as of August 30, 2000, as amended November 15, 2006, is filed herewith.

(f) Bonus or Profit-Sharing Contracts

None

(g) Custodian Agreement

Custody Agreement between the Bank of New York and the Registrant is incorporated by reference to Post-Effective Amendment No. 14 filed on June 3, 2004.

(h) Other Material Contracts

(h)(1) Operating Services Agreement, as amended on August 1, 2007 is incorporated by reference to Post-Effective Amendment No. 24 filed on July 30, 2007.

(h)(2) Administration and Accounting Service Agreement made as of May 17, 2000 as amended on November 15, 2006 between the Registrant and Gemini Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 24 filed on July 30, 2007.

(h)(3) Transfer Agency and Service Agreement made as of May 17, 2000 as amended on May 20, 2005 between the Registrant and Gemini Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 16, filed on September 28, 2005.

(i)  Opinion of Counsel

(i) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 14 filed on June 3, 2004

(ii)  Consent of Counsel is filed herewith.

(j) Other Opinions

(j)(1) Consent of Cohen Fund Audit Services, Ltd., Independent

Registered Public Accounting firm is filed herewith.

(j)(2) Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 17 filed July 31, 2006.

(k) Omitted Financial Statements

None

(l) Initial Capital Agreements

 Incorporated by reference to Pre-Effective Amendment No. 4, filed on October 4, 1996.

(m) Rule 12b-1 Plans

(m)(1) Bender Growth Fund (renamed the PFW Water Fund) Plan is incorporated by reference to Post-

Effective Amendment No. 24 filed on July 30, 2007.

(m)(2) Montecito Fund Plan is incorporated by reference to Post-Effective Amendment No. 11, filed on April 5, 2002.

(n) Rule 18f-3 Plan

Registrant’s Multi-Class Plan pursuant to Rule 18f-3, as amended May 16, 2008, is incorporated by reference to Post-Effective Amendment No. 25 filed on July 28,   2008.

  (o) Reserved

(p) Code of Ethics

(p)(1) Code of Ethics of Santa Barbara Group of Mutual Funds and the Adviser, as amended November 15, 2006 is incorporated by reference to Post-Effective Amendment No. 18 filed on June 4, 2007.

Item 24 Persons Controlled by or under Common Control with Registrant.

None.

Item 25 Indemnification.

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances.  Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26 Business and Other Connections of Investment Adviser.

The Adviser has no other business or other connections, other than as described in the Statement of Additional Information.

Item 27 Principal Underwriters.

(a)

Capital Research Brokerage Services, LLC ("CRBS") located at 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105, serves as principal underwriter to no other investment company.

(b)

Information with respect to each member and officer of CRBS is incorporated by reference to Schedule A of Form BD filed by it under the Securities and Exchange Act of 1934 (File No. 8-40823).

Item 28 Location of Accounts and Records.

Capital Research Brokerage Services, LLC , 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105.

Gemini Fund Services, LLC , 4020 South 147th Street, Suite #2 , Omaha, NE 38137.

Gemini Fund Services, LLC , 450 Wireless Blvd., Hauppauge, NY 11788

SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200, Pasadena, CA  91105

The Bank of New York Mellon , One Wall Street, 25th Floor, New York, New York 10286.

Item 29 Management Services.

None

Item 30 Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pasadena and State of California on the 26th  day of June 2009.

FOR THE SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

(REGISTRANT)

*

*

By:  Steven W. Arnold

By:  John P. Odell

Co-President and Co-Chairman

Co-President and Co-Chairman

/ s/ JoAnn M. Strasser

JOANN M. STRASSER*

ATTORNEY IN FACT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
* STEVEN W. ARNOLD	Co-President, Co-CEO, Co-Chairman, Director Treasurer, CFO	June 26, 2009
* JOHN P. ODELL	Co-President, Co-CEO, Co-Chairman, Director, Secretary	June 26, 2009
* HARVEY MARSH	Director	June 26, 2009
* WAYNE TURKHEIMER	Director	June 26, 2009
* GLORY BURNS	Director	June 26, 2009

/s/ JoAnn M. Strasser JOANN M. STRASSER* ATTORNEY IN FACT

                                                    * Pursuant to copies of the Powers of Attorney filed with Post-Effective Amendment No. 17 on July 31, 2006.

 EXHIBIT INDEX

EXHIBITS	EXHIBIT NO.
Consent of Counsel	EX-99(i.) (ii)
Consent of Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm	EX-99(j)(1)